Liabilities for Employee Benefits, Net (Details) - Schedule of Expenses in Respect of Defined Contribution Plans - Expenses in Defined Contribution Plans [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Defined Contribution Plans [Line Items]
Expenses in respect of employee benefits	$ 7	$ 81
Cost of revenue	2	31
Research and development expenses	1	13
Selling and marketing expenses	1	16
General and administrative expenses	3	21
Profit and loss	$ 7	$ 81